UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               _________________

                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 2, 2004



                                 CUMMINS INC.
            (Exact name of registrant as specified in its charter)


        INDIANA                    1-4949                      35--0257090
    (State or other       (Commission File Number)            (IRS Employer
      jurisdiction                                            Identification
   of incorporation)                                             Number)

                              500 JACKSON STREET
                                 P.O. BOX 3005
                            COLUMBUS, IN 47202-3004
              (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code: (812) 377-5000



                                     (N/A)
         (Former name or former address, if changed since last report)

ITEM 5.       OTHER EVENTS.

          John M. Deutch, who is standing for election to the Cummins Inc. Board of Directors at the Annual Meeting of Shareholders to be held on April 6, 2004, will not serve as a member of the Governance and Nominating
Committee.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CUMMINS INC.
                                       (Registrant)

                                       By: /s/ Susan K. Carter
                                           ----------------------------------
                                           Susan K. Carter
                                           Vice President--Finance and Chief
                                           Accounting Officer

Date:  April 2, 2004